Exhibit 99.1

Vishay Intertechnology Reports Second Quarter 2023 Results

Malvern, PA, August 9, 2023 – Vishay Intertechnology, Inc., (NYSE: VSH), one of the world's largest manufacturers of discrete semiconductors and passive electronic components, today announced results for the fiscal second quarter ended July 1, 2023.

Highlights
•	2Q 2023 revenues of $892.1 million
•	2Q 2023 EPS of $0.68
•	2Q 2023 book-to-bill of 0.69
•	Backlog at quarter end was 6.4 months
•	Returned a total of $34.2 million to stockholders

“For the second quarter Vishay posted solid results, with revenue increasing 2.4% over the first quarter and 3.3% over last year’s second quarter, reflecting sustained momentum in automotive end markets for Vishay products that support increased electronic content, ADAS features and EV production along with improved order flow for legacy automotive programs as supply chain bottlenecks have eased,” said Joel Smejkal, President and CEO.

“Since the beginning of the year we have been resolute in pushing forward with our plans in 2023 to stage Vishay to be ready for the next phase of end market demand from the megatrends of connectivity, mobility and sustainability,” added Mr. Smejkal.  “We are committed to putting significant amount of capital to work between 2023 and 2025 to add incremental capacity to support our highest growth and margin product lines and to introducing Vishay solutions that more fully leverage our broad portfolio of semiconductors and passives. By executing these and other initiatives, we are keenly focused on changing Vishay’s financial profile, producing faster revenue growth and higher returns over the next couple of years.”

3Q 2023 Outlook
For the third quarter of 2023, management expects revenues in the range of $840 million and $880 million and a gross profit margin in the range of 27.7% +/- 50 basis points.

Conference Call
Management will host a conference call today, August 9, 2023, at 9:00 a.m. ET to discuss second quarter 2023 results.  The dial-in number for the conference call is 877-407-0989 (+1 201-389-0921, if calling from outside the United States) and the access code is 13739575.  Interested parties may also access a real-time webcast through the Investor Relations section of the company’s website at http://ir.vishay.com. A presentation accompanying management’s prepared remarks will be posted approximately 30 minutes before the conference call starts. For interested parties who are unable to join the live call, there will be a replay of the conference call from 12:00 p.m. ET on Wednesday, August 9, 2023, through 11:59 p.m. ET on Wednesday, August 23, 2023. The telephone number for the replay is +1 877-660-6853 (+1 201-612-7415, if calling from outside the United States or Canada) and the access code is 13739575.

About Vishay
Vishay manufactures one of the world’s largest portfolios of discrete semiconductors and passive electronic components that are essential to innovative designs in the automotive, industrial, computing, consumer, telecommunications, military, aerospace, and medical markets. Serving customers worldwide, Vishay is The DNA of tech.™ Vishay Intertechnology, Inc. is a Fortune 1,000 Company listed on the NYSE (VSH). More on Vishay at www.Vishay.com.

This press release includes certain financial measures which are not recognized in accordance with U.S. generally accepted accounting principles ("GAAP"), including adjusted net earnings; adjusted earnings per share; adjusted gross margin; adjusted operating margin; free cash; earnings before interest, taxes, depreciation and amortization ("EBITDA"); adjusted EBITDA; and adjusted EBITDA margin; which are considered "non-GAAP financial measures" under the U.S. Securities and Exchange Commission rules. These non-GAAP measures supplement our GAAP measures of performance or liquidity and should not be viewed as an alternative to GAAP measures of performance or liquidity. Non-GAAP measures such as adjusted net earnings, adjusted earnings per share, adjusted gross margin, adjusted operating margin, free cash, EBITDA, adjusted EBITDA, and adjusted EBITDA margin do not have uniform definitions. These measures, as calculated by Vishay, may not be comparable to similarly titled measures used by other companies. Management believes that such measures are meaningful to investors because they provide insight with respect to intrinsic operating results of the Company. Although the terms "free cash" and "EBITDA" are not defined in GAAP, the measures are derived using various line items measured in accordance with GAAP. Reconciling items to arrive at adjusted net earnings represent significant charges or credits that are important to understanding the Company's intrinsic operations. Reconciling items to calculate adjusted gross margin, adjusted operating margin and adjusted EBITDA represent those same items used in computing adjusted net earnings, as relevant. Furthermore, the presented calculation of adjusted EBITDA is substantially similar to, but not identical to, a measure used in the calculation of financial ratios required for covenant compliance under Vishay's revolving credit facility. These reconciling items are indicated on the accompanying reconciliation schedules and are more fully described in the Company's financial statements presented in its annual report on Form 10-K and its quarterly reports presented on Forms 10-Q.

Statements contained herein that relate to the Company's future performance, including forecasted revenues and margins, capital investment, capacity expansion, stockholder returns, and the performance of the economy in general, are forward-looking statements within the safe harbor provisions of Private Securities Litigation Reform Act of 1995. Words and expressions such as “guide,” “will,” “expect,” “focus,” “committed” or other similar words or expressions often identify forward-looking statements. Such statements are based on current expectations only, and are subject to certain risks, uncertainties and assumptions, many of which are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance, or achievements may vary materially from those anticipated, estimated or projected. Among the factors that could cause actual results to materially differ include: general business and economic conditions; manufacturing or supply chain interruptions or changes in customer demand because of COVID-19 or otherwise; delays or difficulties in implementing our cost reduction strategies; delays or difficulties in expanding our manufacturing capacities; an inability to attract and retain highly qualified personnel; changes in foreign currency exchange rates; uncertainty related to the effects of changes in foreign currency exchange rates; competition and technological changes in our industries; difficulties in new product development; difficulties in identifying suitable acquisition candidates, consummating a transaction on terms which we consider acceptable, and integration and performance of acquired businesses; changes in U.S. and foreign trade regulations and tariffs, and uncertainty regarding the same; changes in applicable domestic and foreign tax regulations, and uncertainty regarding the same; changes in applicable accounting standards and other factors affecting our operations that are set forth in our filings with the Securities and Exchange Commission, including our annual reports on Form 10-K and our quarterly reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The DNA of tech™ is a trademark of Vishay Intertechnology.

Contact:
Vishay Intertechnology, Inc.
Peter Henrici
Executive Vice President, Corporate Development
+1-610-644-1300

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Fiscal quarters ended
	July 1, 2023	April 1, 2023	July 2, 2022

Net revenues	$892,110	$871,046	$863,512
Costs of products sold*	634,637	592,333	602,289
Gross profit	257,473	278,713	261,223
Gross margin	28.9%	32.0%	30.3%

Selling, general, and administrative expenses*	122,857	120,145	110,400
Operating income	134,616	158,568	150,823
Operating margin	15.1%	18.2%	17.5%

Other income (expense):
Interest expense	(6,404)	(5,120)	(4,307)
Other	5,257	3,329	1,380
Total other income (expense) - net	(1,147)	(1,791)	(2,927)

Income before taxes	133,469	156,777	147,896

Income tax expense	38,054	44,588	35,127

Net earnings	95,415	112,189	112,769

Less: net earnings attributable to noncontrolling interests	377	408	381

Net earnings attributable to Vishay stockholders	$95,038	$111,781	$112,388

Basic earnings per share attributable to Vishay stockholders	$0.68	$0.79	$0.78

Diluted earnings per share attributable to Vishay stockholders	$0.68	$0.79	$0.78

Weighted average shares outstanding - basic	139,764	140,636	143,996

Weighted average shares outstanding - diluted	140,478	141,251	144,397

Cash dividends per share	$0.10	$0.10	$0.10

* The fiscal quarter ended July 2, 2022 includes incremental costs of products sold and selling, general, and administrative expenses separable from normal operations directly attributable to the COVID-19 pandemic of $6,661 and $546, respectively.

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Six fiscal months ended
	July 1, 2023	July 2, 2022

Net revenues	$1,763,156	$1,717,305
Costs of products sold*	1,226,970	1,196,974
Gross profit	536,186	520,331
Gross margin	30.4%	30.3%

Selling, general, and administrative expenses*	243,002	223,255
Operating income	293,184	297,076
Operating margin	16.6%	17.3%

Other income (expense):
Interest expense	(11,524)	(8,529)
Other	8,586	(4,371)
Total other income (expense) - net	(2,938)	(12,900)

Income before taxes	290,246	284,176

Income tax expense	82,642	67,457

Net earnings	207,604	216,719

Less: net earnings attributable to noncontrolling interests	785	758

Net earnings attributable to Vishay stockholders	$206,819	$215,961

Basic earnings per share attributable to Vishay stockholders	$1.48	$1.49

Diluted earnings per share attributable to Vishay stockholders	$1.47	$1.49

Weighted average shares outstanding - basic	140,201	144,527

Weighted average shares outstanding - diluted	140,865	144,978

Cash dividends per share	$0.20	$0.20

* The six fiscal months ended July 2, 2022 includes incremental costs of products sold and selling, general, and administrative expenses separable from normal operations directly attributable to the COVID-19 pandemic of $6,661 and $546, respectively.

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets
(In thousands)

	July 1, 2023	December 31, 2022
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$1,089,420	$610,825
Short-term investments	14,366	305,272
Accounts receivable, net	453,250	416,178
Inventories:
Finished goods	169,775	156,234
Work in process	278,645	261,345
Raw materials	211,619	201,300
Total inventories	660,039	618,879

Prepaid expenses and other current assets	178,177	170,056
Total current assets	2,395,252	2,121,210

Property and equipment, at cost:
Land	76,872	75,907
Buildings and improvements	696,754	658,829
Machinery and equipment	2,961,214	2,857,636
Construction in progress	224,453	243,038
Allowance for depreciation	(2,786,772)	(2,704,951)
	1,172,521	1,130,459

Right of use assets	131,460	131,193
Deferred income taxes	106,210	104,667
Goodwill	203,940	201,432
Other intangible assets, net	75,111	77,896
Other assets	102,967	98,796
Total assets	$4,187,461	$3,865,653

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets (continued)
(In thousands)

	July 1, 2023	December 31, 2022
	(Unaudited)

Liabilities and equity
Current liabilities:
Trade accounts payable	$234,004	$189,099
Payroll and related expenses	164,961	166,079
Lease liabilities	26,117	25,319
Other accrued expenses	249,382	261,606
Income taxes	83,910	84,155
Total current liabilities	758,374	726,258

Long-term debt less current portion	639,668	500,937
U.S. transition tax payable	46,117	83,010
Deferred income taxes	133,996	117,183
Long-term lease liabilities	107,149	108,493
Other liabilities	98,693	92,530
Accrued pension and other postretirement costs	189,022	187,092
Total liabilities	1,973,019	1,815,503

Equity:
Vishay stockholders' equity
Common stock	13,316	13,291
Class B convertible common stock	1,210	1,210
Capital in excess of par value	1,354,753	1,352,321
Retained earnings	952,062	773,228
Treasury stock (at cost)	(123,371)	(82,972)
Accumulated other comprehensive income (loss)	12,655	(10,827)
Total Vishay stockholders' equity	2,210,625	2,046,251
Noncontrolling interests	3,817	3,899
Total equity	2,214,442	2,050,150
Total liabilities and equity	$4,187,461	$3,865,653

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Statements of Cash Flows
(Unaudited - In thousands)
	Six fiscal months ended
	July 1, 2023	July 2, 2022

Operating activities
Net earnings	$207,604	$216,719
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	87,694	80,967
(Gain) loss on disposal of property and equipment	(495)	(293)
Inventory write-offs for obsolescence	18,023	10,777
Stock compensation expense	6,082	4,889
Deferred income taxes	16,166	5,922
Other	(811)	1,844
Change in U.S. transition tax liability	(27,670)	(14,757)
Change in repatriation tax liability	-	(25,201)
Changes in operating assets and liabilities	(69,461)	(172,555)
Net cash provided by operating activities	237,132	108,312

Investing activities
Purchase of property and equipment	(117,250)	(95,700)
Proceeds from sale of property and equipment	1,013	377
Purchase of businesses, net of cash acquired	(5,003)	-
Purchase of short-term investments	(41)	(7,769)
Maturity of short-term investments	293,282	66,763
Other investing activities	(892)	(199)
Net cash provided by (used in) investing activities	171,109	(36,528)

Financing activities
Debt issuance costs	(6,120)	-
Net proceeds (payments) on revolving credit lines	143,000	6,000
Dividends paid to common stockholders	(25,538)	(26,389)
Dividends paid to Class B common stockholders	(2,419)	(2,419)
Repurchase of common stock held in treasury	(40,399)	(36,161)
Distributions to noncontrolling interests	(867)	(733)
Cash withholding taxes paid when shares withheld for vested equity awards	(3,653)	(2,123)
Net cash provided by (used in) financing activities	64,004	(61,825)
Effect of exchange rate changes on cash and cash equivalents	6,350	(18,474)

Net increase (decrease) in cash and cash equivalents	478,595	(8,515)

Cash and cash equivalents at beginning of period	610,825	774,108
Cash and cash equivalents at end of period	$1,089,420	$765,593

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Adjusted Earnings Per Share
(Unaudited - In thousands, except per share amounts)
	Fiscal quarters ended			Six fiscal months ended
	July 1, 2023	April 1, 2023	July 2, 2022	July 1, 2023	July 2, 2022

GAAP net earnings attributable to Vishay stockholders	$95,038	$111,781	$112,388	$206,819	$215,961

Reconciling items affecting gross profit:
Impact of the COVID-19 pandemic	$-	$-	$6,661	$-	$6,661

Other reconciling items affecting operating income:
Impact of the COVID-19 pandemic	$-	$-	$546	$-	$546

Reconciling items affecting tax expense (benefit):
Tax effects of pre-tax items above	$-	$-	$(1,802)	$-	$(1,802)

Adjusted net earnings	$95,038	$111,781	$117,793	$206,819	$221,366

Adjusted weighted average diluted shares outstanding	140,478	141,251	144,397	140,865	144,978

Adjusted earnings per diluted share	$0.68	$0.79	$0.82	$1.47	$1.53

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Free Cash
(Unaudited - In thousands)
	Fiscal quarters ended			Six fiscal months ended
	July 1, 2023	April 1, 2023	July 2, 2022	July 1, 2023	July 2, 2022
Net cash provided by operating activities	$107,239	$129,893	$74,727	$237,132	$108,312
Proceeds from sale of property and equipment	687	326	305	1,013	377
Less: Capital expenditures	(71,676)	(45,574)	(59,791)	(117,250)	(95,700)
Free cash	$36,250	$84,645	$15,241	$120,895	$12,989

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of EBITDA and Adjusted EBITDA
(Unaudited - In thousands)
	Fiscal quarters ended			Six fiscal months ended
	July 1, 2023	April 1, 2023	July 2, 2022	July 1, 2023	July 2, 2022

GAAP net earnings attributable to Vishay stockholders	$95,038	$111,781	$112,388	$206,819	$215,961
Net earnings attributable to noncontrolling interests	377	408	381	785	758
Net earnings	$95,415	$112,189	$112,769	$207,604	$216,719

Interest expense	$6,404	$5,120	$4,307	$11,524	$8,529
Interest income	(6,292)	(5,944)	(789)	(12,236)	(1,350)
Income taxes	38,054	44,588	35,127	82,642	67,457
Depreciation and amortization	44,393	43,301	40,317	87,694	80,967
EBITDA	$177,974	$199,254	$191,731	$377,228	$372,322

Reconciling items
Impact of the COVID-19 pandemic	$-	$-	$7,207	$-	$7,207

Adjusted EBITDA	$177,974	$199,254	$198,938	$377,228	$379,529

Adjusted EBITDA margin**	19.9%	22.9%	23.0%	21.4%	22.1%

** Adjusted EBITDA as a percentage of net revenues